NUVEEN HIGH YIELD INCOME FUND

SUPPLEMENT DATED FEBRUARY 11, 2025

TO THE SUMMARY PROSPECTUS DATED DECEMBER 30, 2024

Jean C. Lin, CFA, will retire from Nuveen on April 1, 2025. She will continue to serve as a portfolio manager of the Fund until that time. Effective February 11, 2025, James S. Kim, Managing Director, has been named a portfolio manager of the Fund. Scott Caraher and Kristal Y. Seales, CFA, will continue to serve as portfolio managers for the Fund. There are no changes to the Fund’s investment objective, principal investment strategies or principal risks.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-HYI-0225P